                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       PENNROCK FINANCIAL SERVICES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2003

            TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

      NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular annual meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP. will be held on Tuesday, April 22, 2003 at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

            1. ELECTION OF DIRECTORS. To elect the four nominees identified in the accompanying proxy statement.

            2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

      Only those shareholders of record at the close of business on March 13, 2003 shall be entitled to notice of and to vote at the meeting.

      Please mark, date and sign the enclosed proxy and return it in the enclosed postpaid envelope as promptly as possible. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

      A copy of the annual report of PennRock Financial Services Corp. is enclosed.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              GLENN H. WEAVER
                                              President

Enclosures
March 28, 2003

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN THE ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.

                                 PROXY STATEMENT

                 = = = = = = = = = = = = = = = = = = = = = = = =
                      Dated and to be Mailed March 28, 2003
                 = = = = = = = = = = = = = = = = = = = = = = = =

                        PENNROCK FINANCIAL SERVICES CORP.
                                1060 MAIN STREET
                                  P.O. BOX 580
                          BLUE BALL, PENNSYLVANIA 17506
                                 (717) 354-4541

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2003

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
GENERAL INFORMATION............................................................................................1
    Introduction...............................................................................................1
    Date, Time and Place of Meeting............................................................................1
    Shareholders Entitled to Vote..............................................................................1
    Purpose of Meeting.........................................................................................1
    Solicitation of Proxies....................................................................................1
    Revocability and Voting of Proxies.........................................................................1
    Voting of Shares and Principal Holders Thereof.............................................................2
    Shareholder Proposals......................................................................................2
    Recommendations of the Board of Directors..................................................................2

INFORMATION CONCERNING ELECTION OF DIRECTORS...................................................................3
    General Information........................................................................................3
    Information About Nominees, Continuing Directors and Executive Officers....................................4
    Meetings and Committees of the Board of Directors..........................................................6
    Compensation of Directors..................................................................................7
    Executive Officers of PennRock.............................................................................7
    Executive Compensation and Related Matters.................................................................7
    Audit Committee Report....................................................................................16
    Transactions with Directors and Executive Officers........................................................17
    Compliance with Section 16(a) of the Exchange Act.........................................................17

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS..............................................................17
    General Information.......................................................................................17
    Information About Fees....................................................................................18

ADDITIONAL INFORMATION........................................................................................18

OTHER MATTERS.................................................................................................18


                                      (i)

                               GENERAL INFORMATION

      INTRODUCTION

      On July 31, 1986, Blue Ball National Bank became a wholly owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company ("PennRock"). As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock. The meeting to which this proxy statement relates will be the sixteenth annual meeting of the shareholders of PennRock.

      DATE, TIME AND PLACE OF MEETING

      The regular annual meeting of the shareholders of PennRock will be held on Tuesday, April 22, 2003, at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania.

      SHAREHOLDERS ENTITLED TO VOTE

      Shareholders of record at the close of business on March 13, 2003 shall be entitled to vote at the meeting.

      PURPOSE OF MEETING

      The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) the election of four directors, and (ii) such other business as may be properly brought before the meeting and any adjournments thereof.

      SOLICITATION OF PROXIES

      This proxy statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock for use at the annual meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 22, 2003, and any adjournments thereof.

      The expense of soliciting proxies will be borne by PennRock. In addition to the use of the mails, directors, officers and employees of PennRock and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

      REVOCABILITY AND VOTING OF PROXIES

      The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this proxy statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock.

      Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

      VOTING OF SHARES AND PRINCIPAL HOLDERS THEREOF

      At the close of business on February 7, 2003, PennRock had outstanding 6,909,009 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of such date, 100,841 shares of PennRock common stock were held by the Financial Services Department of Blue Ball National Bank as sole fiduciary (representing approximately 1.46% of such shares outstanding) and will be voted FOR the election of the four nominees identified in this proxy statement.

      A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

      To the knowledge of PennRock, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of PennRock.

      SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (the "SEC"), shareholder proposals intended to be presented at the 2004 annual meeting must be received at the executive offices of PennRock not later than November 29, 2003 in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by PennRock in connection with that meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the bylaws of PennRock is not required to be included in the proxy statement and proxy form of PennRock, and may not be presented at the 2004 annual meeting. All shareholder proposals should be sent to: PennRock Financial Services Corp., Attention: President, 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

      RECOMMENDATIONS OF THE BOARD OF DIRECTORS

      The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this proxy statement.

                  INFORMATION CONCERNING ELECTION OF DIRECTORS

      GENERAL INFORMATION

      The bylaws of PennRock provide that the Board of Directors shall consist of not less than two nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The bylaws further provide that the directors of each class shall be elected for a term of three years.

      At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock is eligible to be elected to the Board of Directors.

      A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next annual meeting at which directors of his class are to be chosen.

      The Board of Directors has fixed the number of directors at 11. Of these 11 directors, there are four directors whose terms of office will expire at the 2003 annual meeting and seven continuing directors whose terms of office will expire at the 2004 or 2005 annual meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 2003 annual meeting for the term specified below:

                                     Class A
                                  For a Term of
                                   Three Years
                                  -------------

                                   Norman Hahn
                                 Melvin Pankuch
                                Robert L. Spotts
                                 Dale M. Weaver

      In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

      Section 2.3 of Article II of the bylaws of PennRock requires, among other things, that a shareholder who wishes to nominate a candidate for election to the Board of Directors must provide advance written notice to PennRock, which notice must contain certain prescribed information and must be delivered to the Chairman of the Board of PennRock not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. The chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

      INFORMATION ABOUT NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

      Information concerning the four persons to be nominated for election to the Board of Directors of PennRock at the 2003 annual meeting and concerning the seven continuing directors is set forth below. The following table also includes information concerning shares of PennRock common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this proxy statement and by all directors and executive officers as a group.

===================================================================================================================================
                                         Shares of PennRock
                                            Common Stock
                          Director    Beneficially Owned as of   Percent    Principal Occupation for the Past 5 Years and Other
 Name and Age             Since(1)     February 7, 2003 (2),(3)  of Class                     Directorships(4)
====================================================================================================================================
                                            CLASS A (TERM EXPIRES IN 2003) - NOMINEES
====================================================================================================================================
Norman Hahn (66)             1976             149,844             2.17%     Chairman of the Board and Chief Executive Officer,
                                                                            Conestoga Wood Specialties, Corp. (manufacturer of wood
                                                                            products)
Robert L. Spotts (72)        1985              22,651             *         Retired.  Formerly President, Martin Limestone, Inc.
                                                                            (quarry)
Dale M. Weaver (64)          1977             127,154             1.84%     Partner, D & L Partners (real estate investment);
                                                                            formerly, President, New Holland Custom Woodwork, Ltd.
                                                                            (church furniture and millwork)
Melvin Pankuch (63)          1988              22,664             *         Executive Vice President and Chief Executive Officer,
                                                                            PennRock and President and Chief Executive Officer,
                                                                            Blue Ball National Bank
====================================================================================================================================
                                      CLASS B (TERM EXPIRES IN 2004) - CONTINUING DIRECTORS
====================================================================================================================================
Elton Horning (71)           1989              39,754             *         Auctioneer, Owner of Elton Horning Farm Agency and
                                                                            Partner of Horning Farm Agency (real estate agency)
Glenn H. Weaver (68)         1985             120,207             1.74%     President, PennRock; Partner R & G Associates (real
                                                                            estate investment)
Irving E. Bressler (52)      1997               1,430             *         President, Bressler Auto Specialties, d/b/a Autospa of
                                                                            Wyomissing Hills (car wash and auto detailing)
Sandra J. Bricker (55)       1999                 658             *         President, The Bricker Group (consultant to and owner
                                                                            and operator of retirement communities)
====================================================================================================================================
                                      CLASS C (TERM EXPIRES IN 2005) - CONTINUING DIRECTORS
====================================================================================================================================
Aaron S. Kurtz (64)          1980               9,088             *         President, Ludwig Office Furniture, Inc. (office
                                                                            furniture)
Robert K. Weaver (54)        1975              24,735             *         Area Director, Eastern Pennsylvania, Joni and Friends
                                                                            (charitable organization); formerly Partner, Wentz,
                                                                            Weaver & Kling, LLP (law firm)
Lewis M. Good (44)           1991               4,879             *         President, Original Good's Potato Chips, Inc. (food
                                                                            products)
====================================================================================================================================
                                          NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
====================================================================================================================================
George B. Crisp                                 7,962             *
Joseph C. Spada                                 9,846             *
Michael H. Peuler                               9,194             *
All Directors and
Executive Officers as a
group (14 persons)                            550,066             7.97%
====================================================================================================================================

----------
      * Less than one percent of the total number of shares of common stock outstanding.

                                    FOOTNOTES

      1. Includes service as a director of Blue Ball National Bank, predecessor to PennRock.

      2. Beneficial ownership of shares of the common stock of PennRock is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock.

      3. Each person named in this table has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 85,441 shares is shared with spouses, children or other family members. The shares shown above include a total of 171,585 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 38,720 shares which may be acquired pursuant to the exercise of stock options which are currently vested or which will vest within 60 days, which shares are treated as issued and outstanding for purposes of determining ownership percentage.

      4. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

      MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of PennRock has a standing Audit Committee, as well as a standing Executive Compensation Committee. The Board of Directors does not have a standing Nominating Committee; the functions typically performed by a Nominating Committee are performed by the Board of Directors as a whole.

      Members of the Audit Committee during 2002 were Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Lewis M. Good, Norman Hahn, and Elton Horning. The principal duties of the Audit Committee are to obtain and review such internal and external financial information as may be necessary in order to assure that the audit coverage is appropriate and that satisfactory internal reporting procedures are maintained. The Audit Committee operates under a charter adopted by the Board of Directors. All members of the Audit Committee were "independent directors" at all times during 2002 as such term is defined in the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee met four times during 2002.

      The Executive Compensation Committee is comprised of each director other than the Chief Executive Officer and its members during 2002 were Norman Hahn, Chairman, and Irving E. Bressler, Sandra J. Bricker, Elton Horning, Lewis M. Good, Aaron S. Kurtz, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver. The Executive Compensation Committee is responsible for, among other things, administering and making grants and awards under the Bonus Compensation Plan, the Executive Compensation Plan and the Stock Incentive Plan of 2002. The Executive Compensation Committee is also responsible for evaluating and determining the compensation of PennRock's Chief Executive Officer. The Executive Compensation Committee met three times during 2002.

      The Board of Directors met 28 times during 2002. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

      COMPENSATION OF DIRECTORS

      The directors of PennRock do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $2,100 for his services as a director, a fee of $395 for each regular meeting of the Board of Directors which he attends, and $170 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors' compensation, the Secretary of the Board of Directors also receives an additional fee of $6,000. The Chairman of the Board receives an annual fee of $14,900 and a fee of $170 for each committee meeting of the Board of Directors which he attends. No directors' fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock.

      EXECUTIVE OFFICERS OF PENNROCK

         The following persons are the executive officers of PennRock:

       Name             Age                         Office Held and Term of Office
       ----             ---                         ------------------------------
Norman Hahn              66         Chairman of the Board of PennRock since 1991; Chairman of Blue
                                    Ball National Bank since 1991.

Glenn H. Weaver          68         President of PennRock since 1989.

Robert K. Weaver         54         Secretary of the Board of PennRock since 1986; Secretary of Blue
                                    Ball National Bank since 1977.

Melvin Pankuch           63         Executive Vice President and Chief Executive Officer of PennRock
                                    since 1989; President and Chief Executive Officer of Blue Ball
                                    National Bank since 1988.

George B. Crisp          55         Senior Vice President and Treasurer of PennRock since 1989; Senior
                                    Vice President Operations of Blue Ball National Bank since 1993.

Joseph C. Spada          52         Senior Vice President - Sales of Blue Ball National Bank since
                                    1993.

Michael H. Peuler        52         Senior Vice President - Financial Services of Blue Ball National
                                    Bank since 1995; President of National Advisory Group, Inc. since
                                    2001; President of Pension Consulting Services, Inc. since 2002.

      EXECUTIVE COMPENSATION AND RELATED MATTERS

                 Summary of Cash and Certain Other Compensation

      The following table provides certain summary information concerning compensation paid or accrued by PennRock and Blue Ball National Bank to the chief executive officer of PennRock and to each of the other most highly compensated executive officers of PennRock whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 2002.

                                            SUMMARY COMPENSATION TABLE

                                                                                           Long Term Compensation
                                                                                     ----------------------------------
                                                     Annual Compensation                     Awards             Payouts
                                          ------------------------------------------ ------------------------   -------
         (a)                              (b)          (c)          (d)       (e)       (f)            (g)        (h)         (i)
-----------------------                   ----      --------     --------   -------- ----------    ----------   -------    ---------
         Name                                                               Other                  Securities
         And                                                                Annual   Restricted    Underlying              All Other
      Principal                                                             Compen-    Stock        Options/     LTIP      Compen-
      Position                            Year       Salary      Bonus(1)   sation     Awards       SAR's(2)    Payouts    sation(3)

                                                       ($)          ($)       ($)       ($)            (#)        ($)         ($)
-----------------------                   ----      --------     --------   -------- ----------    ----------   -------    ---------
Melvin Pankuch,                           2002      $302,000     $ 37,267     None      None          13,200      None     $ 25,256
  Executive Vice
  President and                           2001       285,000       28,230     None      None          10,502      None       20,400
  Chief Executive
  Officer                                 2000       278,250       32,993     None      None          10,496      None       17,206
                                          ----      --------     --------     ----      ----        --------      ----     --------

George B. Crisp,                          2002      $141,623     $ 17,552     None      None           6,601      None     $ 20,034
 Senior Vice President
  and Treasurer                           2001       134,828       13,301     None      None           5,251      None       18,023

                                          2000       130,268       15,620     None      None           5,248      None       14,736
                                          ----      --------     --------     ----      ----        --------      ----     --------

Joseph C. Spada,                          2002      $145,713     $ 18,062     None      None           6,601      None     $ 20,614
  Senior Vice
  President, Blue                         2001       138,774       13,639     None      None           5,251      None       18,532
  Ball National
  Bank                                    2000       132,798       15,923     None      None           5,248      None       15,022
                                          ----      --------     --------     ----      ----        --------      ----     --------

Michael H. Peuler,                        2002      $142,643     $ 17,681     None      None           6,601      None     $ 20,179
  Senior Vice
  President, Blue                         2001       138,850       28,351     None      None           5,251      None       19,971
  Ball National
  Bank                                    2000       130,000       15,045     None      None           5,248      None       14,691
                                          ====      ========     ========     ====      ====        ========      ====     =========

                                    FOOTNOTES

      1. Consists of the cash and PennRock common stock components of: (i) the bonus awarded and paid in 2002 under the Bonus Compensation Plan, and (ii) the bonus under the Executive Incentive Compensation Plan awarded and paid in 2002 with respect to 2001 financial performance. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to the named executive officers in 2003 with respect to 2002 financial performance.

      2. Adjusted to reflect stock splits and stock dividends since date of grant.

      3. Consists of the non-cash component of the bonus awarded and paid in 2002 under the Bonus Compensation Plan in the form of a contribution to the Profit Sharing Plan maintained by Blue Ball National Bank.

                          Stock Options Granted in 2002

      The following table sets forth certain information relating to stock options granted during 2002 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights ("SAR's") were granted in 2002.

                            OPTION/SAR GRANTS IN 2002


                                    Individual Grants
---------------------------------------------------------------------------------------------------   Potential Realizable Value
                          Number of                                                                   at Assumed Annual Rates of
                           Shares               Percent of Total                                       Stock Price Appreciation
                         Underlying               Options/SAR's                                            for Option Term(4)
                        Options/SAR's         Granted to Employees      Exercise or                   ---------------------------
                     Granted in 2002(1),(2)      in Fiscal Year      Base Price(2),(3)  Expiration         5%              10%
       Name                  (#)                      (%)                ($/Share)         Date           ($)              ($)
-----------------    ---------------------    --------------------   ----------------   -----------   ----------       ----------
  Melvin Pankuch           13,200                     25%                 $25.25          5-28-12       $209,611         $531,194
                           ------                     --                  ------          -------       --------         --------
 Joseph C. Spada            6,601                     13%                  25.25          5-28-12        104,824          265,624
                           ------                     --                  ------          -------       --------         --------
 George B. Crisp            6,601                     13%                  25.25          5-28-12        104,824          265,624
                           ------                     --                  ------          -------       --------         --------
Michael H. Peuler           6,601                     13%                  25.25          5-28-12        104,824          265,624
                           ======                     ==                  ======          =======       ========         ========

                                    FOOTNOTES

      1. Represents the grant of incentive stock options on May 28, 2002 pursuant to the terms of the Stock Incentive Plan of 2002. Each option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. Each option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

      2. Adjusted to reflect stock splits and stock dividends since date of grant.

      3. Exercise price in each case is equal to 100% of fair market value on the date of grant.

      4. The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock common stock, which will benefit all shareholders.

                 Stock Option Exercises and 2002 Year-End Values

      The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 2002 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 2002. No SAR's were either granted or exercised in 2002 and none were outstanding on December 31, 2002.

                    2002 OPTION EXERCISE AND YEAR-END VALUES

                                                                    Number of
                                        Value Realized             Unexercised             Value of Unexercised In-The-Money
                                        (Market Value            Options/SAR's at          Options/SAR's at Fiscal Year-End
                          Shares         at Exercise,            Fiscal Year-End                      12-31-2002
                        Acquired on     Less Exercise                  (#)                                ($)
                         Exercise           Price)        -----------------------------     --------------------------------
     Name                   (#)              ($)          Exercisable     Unexercisable     Exercisable        Unexercisable
-----------------       ------------    --------------    -----------     -------------     -----------        -------------
Melvin Pankuch              None              N/A            16,818          37,455           $147,917            $136,194
George B. Crisp             None              N/A             7,507          18,730             83,516              68,111
Joseph C. Spada             None              N/A             6,929          18,152             80,487              65,082
Michael H. Peuler           None              N/A             7,507          18,730             83,516              68,111

           Compensation Committee Interlocks and Insider Participation

      The membership of the Executive Compensation Committee is comprised of each director of PennRock, other than the Chief Executive Officer. No member of the Executive Compensation Committee was an employee of PennRock (or of any PennRock subsidiary) at any time during 2002. Glenn H. Weaver, who was an employee of Blue Ball National Bank until 1989, is not now an employee of PennRock (or of any PennRock subsidiary), but serves as President of PennRock. There were no compensation committee "interlocks" during 2002, which in general terms means that no executive officer or director of PennRock served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of PennRock.

                         Executive Employment Agreements

      On December 17, 1999 PennRock and its wholly owned subsidiary, Blue Ball National Bank (collectively, the "Employers"), entered into an Employment Agreement with Melvin Pankuch (the "Employment Agreement"), under the terms of which PennRock engaged Mr. Pankuch as its Executive Vice President and Chief Executive Officer and Blue Ball National Bank engaged Mr. Pankuch as its President and Chief Executive Officer. The Employment Agreement provides for an initial term of two years and is subject to automatic renewal for successive additional periods of two years each, unless either Mr. Pankuch or the Employers elect not to renew by giving written notice to the other 180 days in advance of the expiration of the then current term.

      The Employment Agreement provides that Mr. Pankuch shall receive a salary of not less than $265,000 per year, subject to annual review and adjustment. The Employment Agreement also entitles Mr. Pankuch to participate in the incentive compensation and employee benefits plans maintained by the Employers.

      The Employment Agreement terminates in the event of Mr. Pankuch's disability or death and may be terminated by the Employers at any time, with or without cause. Mr. Pankuch has the right to terminate the Employment Agreement, with or without cause, by resigning upon 180 days' advance written notice and has the right to terminate his employment for good reason (as defined in the Employment Agreement) upon 60 days' advance written notice following the occurrence of a change in control (as defined in the Employment Agreement).

      Mr. Pankuch is entitled to receive certain severance benefits in the event that the Employers elect not to renew the Employment Agreement or in the event that the Employers elect to terminate the Employment Agreement without cause. The severance benefits to which Mr. Pankuch would be entitled include salary continuation for up to 24 months, except that the Employers are not obligated to continue to make salary continuation payments after the expiration of 12 months from the date of termination if Mr. Pankuch obtains a comparable executive level position with another employer. In addition, if Mr. Pankuch elects to purchase continuation coverage under the Employers' medical insurance plan, the Employers are required to reimburse him for such expense. Mr. Pankuch is, however, obligated to mitigate the obligation of the Employers to pay the foregoing severance benefits by using his best efforts to obtain a comparable executive level position with another employer. Mr. Pankuch is also entitled to receive severance benefits following the occurrence of a change in control in the event that he elects to terminate the Employment Agreement for good reason or if the successor to the Employers elects to terminate the Employment Agreement prior to the end of its then current term other than for cause. The severance benefits to which Mr. Pankuch would be entitled under these circumstances include a severance payment in an amount equal to three times his then current annual compensation (which amount is subject to reduction so as to avoid the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986) and reimbursement of the expense incurred by Mr. Pankuch if he elects to purchase continuation coverage under the Employers' medical insurance plan.

      Blue Ball National Bank entered into employment agreements with each of George B. Crisp, Joseph C. Spada and Michael H. Peuler in April of 2000. These agreements are substantially similar to the Employment Agreement entered into with Mr. Pankuch, except that: (i) the base salaries payable to Messrs. Crisp, Spada and Peuler are $130,268, $132,798 and $130,308, respectively, and (ii) the severance payment provided for in the event of termination following a change in control is equal to two times then current annual compensation.

          Board Compensation Committee Report on Executive Compensation

      PennRock's executive compensation policies are established and administered by the Executive Compensation Committee of the Board of Directors. The Executive Compensation Committee is responsible for, among other things, administering and making grants and awards under the Bonus Compensation Plan, the Executive Compensation Plan and the Stock Incentive Plan of 2002. The Executive Compensation Committee is also responsible for evaluating and determining the compensation of the Chief Executive Officer. The membership of the Executive Compensation Committee is comprised of each director of PennRock, other than the Chief Executive Officer.

      The Executive Compensation Committee annually evaluates the Chief Executive Officer and determines his compensation and awards under the Compensation Plans referred to above. Melvin Pankuch, the Chief Executive Officer, annually evaluates Penn Rock's other executive officers and, with guidance and advice from the Personnel Committee of Blue Ball National Bank, determines their annual salaries. Awards to PennRock's other executive officers under the Compensation Plans referred to above are determined by the Executive Compensation Committee, based upon recommendations made by Mr. Pankuch. Mr. Pankuch, in his capacity as Chief Executive Officer, regularly reviews executive compensation matters with the Executive Compensation Committee and with the Personnel Committee of Blue Ball National Bank.

      The Executive Compensation Committee is responsible for establishing appropriate compensation policies applicable to the executive officers of PennRock and for overseeing the administration of that policy. The overall objective of the Executive Compensation Committee's policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock in attracting, motivating and retaining capable senior executive officers. The Committee's policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Committee and management. In addition, the Executive Compensation Committee intends in the future to place greater emphasis upon longer-term stock-based incentive opportunities through the implementation of the Stock Incentive Plan of 2002, which was approved by the shareholders at the 2002 annual meeting. The Committee is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Committee believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock.

      In designing and administering the individual elements of its executive compensation policy, the Executive Compensation Committee strives to balance short-term and long-term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Committee's compensation policy, together with a summary of decisions made by the Committee in 2002 with respect to the compensation of Mr. Pankuch.

      The Omnibus Budget Reconciliation Act of 1993 (the "Act") imposes certain limitations on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain officers of PennRock. Because the Executive Compensation Committee does not anticipate that the annual compensation of any officer will exceed $1 million, it does not intend to modify the compensation policy of PennRock in response to the provisions of the Act.

Base Salary

      The base salary component of an executive officer's compensation is determined annually by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Executive Compensation Committee also considers the financial goals that were set at the beginning of the year by the Committee and management and relates them to year-end results. These goals include growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

Bonus Compensation Plan

      The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus that is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash (in the case of Vice Presidents and more senior officers, 15% of the cash component of the bonus is payable in shares of PennRock common stock valued at fair market value) and partly in the form of a contribution to an employee's account under the Blue Ball National Bank Profit Sharing Plan.

Executive Incentive Compensation Plan

      The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary. The Plan was adopted by the Board of Directors in 1994. The amount of bonus, if any, awarded under the Plan is determined on the basis of an objective two-part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. (The peer group used for this purpose consists of the approximately 361 bank holding companies comprising Peer Group No. 4 as published by the Federal Reserve Board in its annual Bank Holding Company Performance Report.) The second part of the formula is based upon year-to-year comparative growth in PennRock's net income. A bonus earned under the Plan with respect to current year performance is paid in the spring of the following year. Bonuses are payable 70% in cash and 30% in shares of PennRock common stock valued at fair market value.

Stock Incentive Plan of 2002

      The Stock Incentive Plan of 2002 (the "Stock Incentive Plan"), which was approved by the shareholders at the 2002 annual meeting, is a long-term incentive plan for senior executives of PennRock. The objectives sought to be achieved by the grant of awards under the Stock Incentive Plan are to align executive and shareholder long-term interests by creating a strong and direct link between overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock common stock. Awards may be granted under the Stock Incentive Plan in the form of incentive stock options, non-qualified stock options, and bonus stock. Messrs. Pankuch, Crisp, Peuler and Spada were each granted incentive stock options to purchase shares of PennRock common stock as described in the Option/SAR Grants in 2002 Table appearing above.

Compensation of Chief Executive Officer

      Mr. Pankuch's compensation is determined in accordance with the compensation policy of the Executive Compensation Committee described above and he is eligible to participate in the Compensation Plans described above. The general approach adopted by the Executive Compensation Committee in determining Mr. Pankuch's annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals. This approach provides a strong incentive to achieve or surpass the goals established by the Committee, while simultaneously providing an element of stability in Mr. Pankuch's compensation.

      Mr. Pankuch's base salary during 2001 was $285,000 and was set by the Executive Compensation Committee at $302,000 for 2002 (an increase of approximately 6.0%), based upon the factors discussed above and upon an evaluation conducted by the Committee.

      Mr. Pankuch received in 2002 a bonus of $37,267 under the Bonus Compensation Plan, which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Executive Compensation Committee in accordance with the terms of the Bonus Compensation Plan. Specifically, $16,196 was paid in cash, $2,831 was paid in shares of PennRock common stock valued at fair market value, and $25,256 was contributed to Mr. Pankuch's account under the Blue Ball National Bank Profit Sharing Plan. In addition, a bonus of $18,240 under the Executive Incentive Compensation Plan was paid to Mr. Pankuch in 2002 with respect to 2001 financial performance and is also reflected in the Summary Compensation Table set forth above; $14,820 of this bonus was paid in cash and $3,420 in shares of PennRock common stock valued at fair market value. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to Mr. Pankuch in 2003 with respect to 2002 financial performance.

            The foregoing report is submitted by Norman Hahn, Chairman of the Executive Compensation Committee, and Irving E. Bressler, Sandra J. Bricker, Elton Horning, Lewis M. Good, Aaron S. Kurtz, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver.

                             Stock Performance Graph

      The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five-year cumulative return to a shareholder of PennRock as compared to the S&P 500 Index and to a peer group of ten other comparable bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 on December 31, 1997 and the reinvestment of all dividends over the periods indicated.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    AMONG PENNROCK FINANCIAL SERVICES CORP.,
                      S & P 500 INDEX, AND PEER GROUP INDEX

                                  [LINE GRAPH]

                       December 31,      December 31,     December 31,     December 31,     December 31,     December 31,
                           1997              1998             1999             2000             2001             2002
                       ------------      ------------     ------------     ------------     ------------     ------------
PennRock                  $100.00           $127.75           $94.58           $80.40         $139.77           $197.35
S&P 500                   $100.00           $128.55          $155.60          $141.42         $124.63            $96.95
Peer Group                $100.00           $116.53           $99.74           $76.58         $111.75           $136.69

                            PEER GROUP SPECIFICATIONS

1.    Total assets of $464 million to $2.2 billion.

2.    Market capitalization of at least $71 million.

3.    Headquartered in Pennsylvania.

            Institution                                         Headquarters
---------------------------------------                         -------------
ACNB Corporation                                                 Gettysburg

CNB Financial Corporation                                        Clearfield

Citizens & Northern Corporation                                  Wellsboro

Community Banks, Inc.                                            Millersburg

First Chester County Corporation                                 West Chester

Franklin Financial Services Corporation                          Chambersburg

Penseco Financial Services Corp.                                 Scranton

PennRock Financial Services Corp.                                Blue Ball

Penns Woods Bancorp, Inc.                                        Jersey Shore

Royal Bancshares of Pennsylvania                                 Narberth

Sterling Financial Corporation                                   Lancaster

      AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Audit Committee") has reviewed the audited financial statements of PennRock for the year ended December 31, 2002 and has discussed these financial statements with management and with PennRock's independent accountants, Simon Lever & Co. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61.

      The Audit Committee has received from Simon Lever & Co. the written disclosures and letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Simon Lever & Co. their independence from PennRock and from PennRock's management.

      Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that PennRock's audited financial statements for the year ended December 31, 2002 be included in PennRock's Annual Report on Form 10-K for that year.

      In connection with the standards for accountant's independence adopted by the Securities and Exchange Commission, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by PennRock's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

      This report is not intended to be incorporated by reference into any filing made by PennRock with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The foregoing report is submitted by Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Lewis M. Good,
                         Norman Hahn, and Elton Horning.

      TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

      Some of the directors and executive officers of PennRock and Blue Ball National Bank and the companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank's business during 2002.

      All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

      As a matter of policy and as an employee benefit, Blue Ball National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees of PennRock and its subsidiaries at interest rates below those prevailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock or Blue Ball National Bank.

      COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of PennRock file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of PennRock common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, PennRock believes that during the calendar year ended December 31, 2002, all filing requirements applicable to its directors and officers were complied with, except that Forms 4 relating to the grant of a total of 232 shares of PennRock common stock to Messrs. Pankuch, Crisp, Spada and Peuler pursuant to the Bonus Compensation Plan described above were inadvertently filed late.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      GENERAL INFORMATION

      For the year ended December 31, 2002, PennRock engaged Simon Lever & Co., independent certified public accountants, to certify its financial statements and those of Blue Ball National Bank. It is anticipated that Simon Lever & Co. will be similarly engaged in 2003. Representatives of Simon Lever & Co. are expected to be present at the shareholder meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

      INFORMATION ABOUT FEES

                                   Audit Fees

      Audit fees billed to PennRock by Simon Lever & Co. during 2002 for services related to the audit of PennRock's annual financial statements and the review of the unaudited financial statements included in PennRock's Quarterly Reports on Form 10-Q totaled $56,574.

          Financial Information Systems Design and Implementation Fees

      PennRock did not engage Simon Lever & Co. to provide services relating to financial information systems design and implementation during 2002.

                                 All Other Fees

      Fees billed to PennRock by Simon Lever & Co. during 2002 for all other non-audit services were $51,639, including audit related services of $31,328 and tax related and other services of $20,311.

      The Audit Committee considered whether the provision of nonaudit services by PennRock's accountants during 2002 was compatible with maintaining auditor independence.

                             ADDITIONAL INFORMATION

      Copies of PennRock's Annual Report on Form 10-K, as well as all other reports and forms filed with the Securities and Exchange Commission, are available without charges on the company's web site at www.pennrock.com, or by writing to Shannan B. Guthrie, Investor Relations Officer at the following address:

      Shannan B. Guthrie, Investor Relations Officer
      PennRock Financial Services Corp.
      PO Box 580
      Blue Ball, Pa 17506

                                 OTHER MATTERS

      The Board of Directors of PennRock knows of no other matters other than those discussed in this proxy statement which will be presented at the 2003 annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           GLENN H. WEAVER
                                           President

Blue Ball, Pennsylvania
March 28, 2003

                                    APPENDIX

                                      PROXY

                        PENNROCK FINANCIAL SERVICES CORP.

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Susan E. Ewell, Jean M. Good and Edgar H. Martin, or any one of them, as proxies, with full power of substitution, to vote as directed below all of the shares of PennRock common stock held of record on March 13, 2003, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan, at the annual meeting of shareholders to be held on Tuesday, April 22, 2003, at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania and at any adjournment thereof, with all of the powers the undersigned would possess if personally present.

                         (To be signed on reverse side)

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES IDENTIFIED BELOW. PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

1. ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS

[ ]    FOR ALL NOMINEES                        NOMINEES

[ ]    WITHHOLD AUTHORITY FOR ALL              [ ]   Norman Hahn
       NOMINEES
                                               [ ]   Melvin Pankuch
[ ]    FOR ALL EXCEPT (see instructions
       below)                                  [ ]   Robert L. Spotts

                                               [ ]   Dale M. Weaver




INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED HEREIN.

      This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock.

      It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

      The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement dated March 28, 2003 and hereby revokes all proxies heretofore given.

                        Dated:                                           , 2003
                              -------------------------------------------


                        --------------------------------------------------------
                                            Signature

                        --------------------------------------------------------
                                            Signature

                        NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.